UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 17, 2006

ELECTRONIC SYSTEMS TECHNOLOGY INC.
(A Washington Corporation)

Commission File no. 000-27793
IRS Employer Identification no. 91-1238077

415 N. Quay St. Building B
Kennewick WA 99336
(Address of principal executive offices)

Registrant's telephone number, including area code:(509) 735-9092

ITEM 8.01. OTHER EVENTS

On February 17, 2006, the Company issued a press release announcing the start of production for the Company's 192MHP product. The press release is included by reference and is hereby attached as exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

Exhibit 99.1 - New Product Press Release issued February 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ JON CORRIO

By: Jon Correio
Vice President, Finance & Administration
Date: February 23, 2006